                                                                   EXHIBIT 10.16

                                                     Contract 08843672/70034-02D
                                                                    page 1 of 16



                                    CONTRACT


                         REG.  NO. 08843672 / 70034-02D


                  FOR THE SUPPLY OF SERVICES OF PROCESSING RAW
                    MATERIALS INTO PRODUCTS OF DEPLETED ZINC


BETWEEN:

AO "TECHSNABEXPORT"
(THE EXPORTER)

ELECTROCHEMICAL PLANT
(THE PRODUCER)


AND


ISONICS CORPORATION
(THE BUYER)


*Portions of this exhibit have Confidential Treatment Requested

                                                    Contract 08843672/70034-021D
                                                                    page 2 of 16

1.   PARTIES.

1.1. AO TECESNABEXPORT, a foreign trade joint stock company organized and existing under the laws of the Russian Federation (hereinafter referred to as "TSE").

1.2. ELECTROCHEMICAL PLANT, an enterprise organized and existing under the laws of the Russian Federation (hereinafter referred to as "ECP").

1.3. TSE and ECP shall be jointly and severally referred to, for the text convenience, as the "the Seller".

1.4. ISONICS CORPORATION, a corporation organized and existing under the laws of the State of California, the United States of America (hereinafter referred to as the Buyer).

1.5. The Buyer and the Seller shall be referred to as the "Party" and collectively as the "Parties".

2.  RECITALS

2.1. The Seller, among its other industrial activities, is in the business of producing and selling depleted zinc in various chemical forms, such as oxide or metal, either as powder or pellets by means of separation and conversion of diethyl zinc gas into various zinc isotopes and depleted zinc.

2.2. The Buyer and the Seller are the parties to a certain memorandum of August 1, 1996, pursuant to which the Seller grants the Buyer, among other rights and obligations, full right and authority in accordance with the section 5 of the Contract to buy such depleted zinc, to acquire zinc depletion and conversion services and a right to market, trade and resell such depleted zinc for ultimate consumption by its customers.

2.3. Based on the above, the Seller wishes to provide to the Buyer and the Buyer wishes to acquire from the Seller various depleted zinc products, obtained from the raw material to be supplied by the Buyer to the Seller as set forth in this Contract.

3.  DEFINITIONS AND INTERPRETATIONS

3.1. In this Contract, unless inconsistent with the context, the following expressions or terms shall have the meanings ascribed to them respectively:

     3.1.1.   "THE BASIC PRODUCT" MEANS DZ OXIDE POWDER CONFORMING TO THE
     SPECIFICATION IN   EXISTENCE AND IN EFFECT AT THE TIME OF SIGNING OF THE
     CONTRACT.

     3.1.2. "CONTRACT" MEANS THE CONTRACT SET OUT IN THIS DOCUMENT AND ALL
     ADDENDA, AMENDMENTS   AND SPECIFICATIONS HERETO.
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                                                     Contract 08843672/70034-02D
                                                                    page 3 OF 16

     3.1.3. "DEPLETED ZINC" ("DZ", "DZ PRODUCT") MEANS ZINC, DEPLETED TO NOT MORE THAN ONE PERCENT (1.0%) IN ZINC-64, IN VARIOUS CHEMICAL FORMS AND PROVIDED AS POWDER OR PELLETS (THE CHEMICAL COMPOSITIONS AND SHAPES
     ARE TO BE DEFINED IN SPECIFICATIONS HERETO).

     3.1.4. "DEPLETION AND CONVERSION SERVICES" MEANS THE SERVICES TO BE PROVIDED BY THE SELLER IN CONVERTING RAW MATERIAL INTO DZ MEETING THE SPECIFICATIONS.

     3.1.5.  "DZ BATCH" MEANS ONE OR MORE DZ LOTS WHICH ARE DELIVERED TOGETHER.

     3.1.6. "DZ DELIVERY MONTH" MEANS THE CALENDAR MONTH IN WHICH THE DELIVERY OF A CERTAIN DZ BATCH SHOULD BE EFFECTED ACCORDING TO THE DELIVERY SCHEDULE MUTUALLY AGREED UPON BY THE PARTIES.

     3.1.7. "DZ LOT" MEANS A CERTAIN GROUP OF PACKAGES CONTAINING DZ OF HOMOGENEOUS CHEMICAL COMPOSITION (BUT, POSSIBLY, OF A DIFFERENT ISOTOPIC CONTENT).

     3.1.8. "PURCHASE PRICE" MEANS PRICE, WHICH MUST BE PAID BY THE BUYER TO THE SELLER FOR EACH GRAM OF, PRODUCED BY PROCESSING RAW MATERIAL, DZ PRODUCT AND DELIVERED BY THE SELLER TO THE BUYER. THE PURCHASE PRICE
     IS ALSO UNDERSTOOD BY THE PARTIES AS PAYMENT FOR THE DEPLETION AND CONVERSION SERVICES.

     3.1.9. "RAW MATERIAL" MEANS DIETHYL ZINC GAS (ZN(C2H5)2) WITH THE NATURAL ISOTOPIC CONTENT TO BE DELIVERED BY THE BUYER TO THE SELLER FOR
     DEPLETION AND CONVERSION.

     3.1.10. "SECONDARY MATERIAL" MEANS DIETHYL ZINC GAS, REMAINING AFTER processing of the Raw Material into DZ and differentiated from it by the isotopic content.

     3.1.11. "SPECIFICATION(S)" MEANS A MUTUALLY AGREED UPON SET OF TECHNICAL requirements for the chemical composition or shape of DZ, DZ packaging, and specific quantity of Raw Material required for production of I kg of DZ.


4.  AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter described, and intending to be legally bound, the Parties agree as follows:
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                                                     Contract 08843672/70034-02D
                                                                    page 4 of 16

5.   SCOPE AND TERM

5.1. SCOPE: PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, THE SELLER WILL SUPPLY THE BUYER WITH VARIOUS DZ PRODUCTS MEETING THE SPECIFICATIONS BY MEANS OF PROCESSING THE RAW MATERIAL TO BE PROVIDED TO THE SELLER BY THE BUYER AS SET FORTH HEREIN. THE FOLLOWING PRECONDITIONS SHALL APPLY AND WILL BE BINDING UPON THE PARTIES:


     5.1.1. The Buyer shall acquire from the Seller Depletion and Conversion Services and may resell so obtained DZ for the ultimate consumption by its customers. The Seller will not sell zinc depletion and conversion services or depleted zinc directly or indirectly to parties located in North America, nor to other parties for resale in North America.

     5.1.2. During the term of this Contract, the Buyer will not buy depletion and conversion services or depleted zinc from third parties located in the Russian Federation for resale of these services or DZ in North America.

     5.1.3. Unless the Buyer specifically agrees otherwise, the Seller cannot use Raw Material for any other use than for providing the Seller with Depletion and Conversion Services.

5.2. TERM: THIS CONTRACT SHALL BE EFFECTIVE AS OF THE DATE OF ITS SIGNING AND SHALL CONTINUE FOR THREE YEARS, COVERING 1997, 1998, 1999 DELIVERIES.


6.   QUANTITIES AND SCHEDULE


6.1. For purposes of the present Contract, all quantities of DZ, independent of its chemical form, shall be expressed in kilograms or grams of zinc (metal) weight in DZ. All quantities of the Raw Material shall be expressed in kilograms of compound weight of diethyl Zinc (ZN(C2H5)2).

6.2. Within the term of the present Contract, the Seller shall deliver to the Buyer and the Buyer shall accept the deliveries of the total nominal quantity of [*] of DZ according to the following annual schedule.

                  CALENDAR YEAR OF DELIVERIES:      DZ QUANTITIES:
                  [*]                               [*]
                  [*]                               [*]
                  [*]                               [*]

      The Buyer has the right to acquire additional quantities [*], defined as the "Optional Quantity".

[*] Confidential Treatment Requested
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                                        Contract 08843672/70034-02D
                                                  page 5 of 16

6.3. Parties have agreed to the following monthly delivery schedule for the calendar year 1997:

--------------------------------------------------------------------------------
         DZ BATCH #              QUANTITY     MONTH OF     QUANTITY     MONTH OF
                                    OF         SUPPLY         OF        DELIVERY
                                   RAW         OF RAW      DZ IN KG      OF DZ
                                 MATERIAL     MATERIAL
---------------------------------------------------------------------------------
            [  *                                                           ]
---------------------------------------------------------------------------------
            [  *                                                           ]
---------------------------------------------------------------------------------
            [  *                                                           ]
---------------------------------------------------------------------------------
            [  *                                                           ]
---------------------------------------------------------------------------------

Above described schedule is only for the base product, excluding Optional Quantity.

6.4. In regards to calendar years 1998 and 1999 on or prior to November 30 of the year preceding each calendar year of DZ deliveries within the term of the Contract, the Parties shall agree on the Depletion and Conversion Services prices for the following year and coordinate the month-by-month Delivery Schedule of DZ and Raw Material for such calendar year. The following basic principles shall apply:

  .  Delivery Schedule must be within the ECP's production ability,

  . Raw Material in amounts sufficient for production of each DZ Batch shall be delivered by the Buyer to the Seller not less than [*] prior to DZ Delivery Month of each corresponding DZ Batch. The amount of Raw material required for production of each DZ lot shall be calculated as the product of [*].

  . Any and each particular chemical composition and shape ordered by the Buyer must be covered by a Specification agreed upon by the Parties and effective as of the date on which the Delivery Schedule is signed.

6.5. Notwithstanding the above stipulations, the Parties, depending on newly arisen circumstances, if any, such as signing of new Specifications to the Contract, may mutually agree to amend a previously coordinated Delivery Schedule for each particular year of deliveries with respect to chemical compositions and shapes of DZ and deliveries dates.

6.6. Optional Quantity can be ordered by the Buyer in full or partially during each calendar year covered by this contract by providing the Seller [*] advance notice and making Raw Material available not later than [*] before the requested delivery date. Should the Buyer order such Optional Quantity in a DZ Batch [*], then such DZ Batch will be shipped together with the next scheduled regular DZ Batch. All other terms of this contract will apply to Optional Quantity.

[*] Confidential Treatment Requested
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                                                     Contract 08843672/70034-02D
                                                                    PAGE 6 OF 16

7.  DELIVERY OF RAW MATERIAL

7.1. Raw Material shall be delivered by the Buyer to the Seller on DDU St. Petersburg seaport ("Delivered Duty Unpaid" INCOTERMS 1990) basis to the following Consignee address:

     Electrochemical Plant,
     Zelenogorsk, Krasnoyarsky Krai, Russia.
     c/o SPP "ISOTOP"
     192006, Zagoorodnyi pr., 13,
     St. Petersburg, Russia.
     tel/fax #: 007-812-311-37-73

7.2. The Parties agree that the price of Raw Material and the transportation cylinders stipulated in the Contract serves for customs purposes only and no payment for Raw Material and the transportation cylinders delivered by the Buyer to the Seller is required. The transportation cylinders afterwards will [*]. Price for each Raw Material batch will be set by a separate addendum to this Contract, which may be entered into using facsimile signatures.

7.3. The Seller shall clear the Raw Material through the Russian customs authorities as "import of goods for processing". Any taxes, fees and other duties levied by the Russian customs authorities in respect to the Raw Material shall be paid by the Seller and, with the exception of the Value Added Tax (V.A.T.), shall be reimbursed by the Buyer to the Seller upon presentation to the Buyer of the Seller's invoice as set forth in Section
     8.4 below

7.4. On each delivery of Raw Material the Buyer shall produce to the Seller the following set of documents.

     .  Original clean on board Bill of Lading in duplicate;

     . Proforma invoice stipulating the quantity of delivered Raw Material, its price and the total amount (for customs purposes only), and separately, proforma invoice, stipulating the quantity of transportation cylinders their price and a total amount (for customs purposes only) in duplicate;

     .  Packing List in duplicate;

     .  Quality and Quantity Certificates in duplicate

7.5. Not later than thirty (30) days prior to estimated date of delivery of each lot of the Raw Material, the Buyer shall notify the Seller of the estimated delivery date and provide the name of the vessel as soon as it is booked.


8.   DELIVERY OF DZ

8 1. Any and each DZ Batch shall be delivered by the Seller to the Buyer FCA
     Moscow airport (INCOTERMS 1990) with shipping arranged to the Following address:

[*] Confidential Treatment Requested
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                                                     Contract 08843672/70034-02D
                                                                    page 7 of 16


     ISONICS Corporation
     4010 Moorpark Ave., San Jose CA 95117
     c/o AIRSCHOTT Customs Brokerage FTZ 137
     Washington DC 20041, phone 713-471-7444

8.2. Unless otherwise agreed upon by the Parties, the Seller shall clear DZ through the Russian customs authorities as "export". Any levies by the Russian customs authorities in respect to the export of DZ, such as taxes, fees and other duties shall be paid by the Seller. The Seller will enter under standard terms into transportation agreements with a transport company acceptable to the Buyer, for shipment from Moscow at the expense and risk of the Buyer. The Buyer shall reimburse the Seller for air freight cost associated with each DZ Batch from Moscow to Washington, or other destination designated by the Buyer, upon presentation of the Seller's invoice as set forth in Section 8.4 of the Contract.

8.3. Not later than fifteen (15) days prior to estimated date of delivery of each DZ Batch, the Seller shall notify the Buyer of the estimated delivery date and flight number. The Seller shall update the Buyer in respect of the final delivery date of DZ Batch not later than 1 day prior to such final delivery date.

8.4. For each and any DZ Batch the Seller shall provide the Buyer with the following set of paperwork:

    . Original Certificates of Quality and Quantity for each DZ package in duplicate. One set should be delivered attached to the DZ shipment marked as "Place #", the other by express mail along with other required documents;

    . The Seller's invoice in triplicate. One set with the shipment and the others by express mail;

    . Original Packing list in duplicate. One set should be delivered attached to the DZ shipment marked as "Place #", the other by express mail; original Air Waybill and 1 copy;

    . Copy of the Air Waybill, invoice and packing list should be faxed to the Seller as soon as shipment is scheduled and Air Waybill is prepared.


9.  SPECIFICATIONS AND QUALITY ACCEPTANCE OF DZ

9.1.  Specifications shall include the following data:

         All controlled technical parameters, such as isotopic composition, impurities content, and mechanical parameters;

         Methods of measurement of the technical parameters and their acceptable standard deviations as appropriate,

         Raw Material required for production of DZ, losses, DZ yield and quantity of remaining Secondary Material.
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                                                     Contract 08843672/70034-02D
                                                                    page 8 of 16


9.2. Should any parameter measured by ECP deviate from its value as per the Specification, before effecting of the delivery of the corresponding DZ Lot to the Buyer, the Seller must notify the Buyer of such deviation. The Buyer shall, within five (5) working days of receipt of such notification, approve or disapprove delivery of such DZ Lot. ("Approved DZ" and "Disapproved DZ" respectively)

    In the event the Buyer fails to notify the Seller of its approval or disapproval within the above specified time frames, the pending delivery of questioned DZ Lot is considered by the Seller as Approved DZ. In case of Disapproved DZ, the Parties shall amicably discuss the possible alternative actions.

    Specification to the Approved DZ shall be considered by the Parties as temporarily amended and applicable only for the particular Approved DZ Lot, and only with respect to the parameters which were claimed by the Seller as deviating from the Specification.

9.3. In the event the Buyer claims any DZ Lot or a portion thereof to be not conforming to the corresponding Specification (the "Non-conforming DZ"), the Buyer is entitled to return such Non-conforming DZ to the Seller for replacement. The Buyer shall deliver, if requested by the Seller, additional Raw Material sufficient for replacement of Non-Conforming DZ and the Seller shall pay or reimburse the Buyer in U.S. Dollars for the cost of such additional Raw Material. Notwithstanding the provisions of Section 7.1., the additional Raw Material shall be delivered FCA U. S. Seaport or FCA US Airport (INCOTERMS 1990).

    The Seller shall effect the replacement delivery of the equivalent quantity of DZ conforming to Specification according to a schedule reasonably acceptable to the Buyer. If the Buyer has already effected payment for the Non-conforming DZ, then the replacement DZ will be free of charge to the Buyer.

    In the event of disputes between the Parties as to conformance of the Non-conforming DZ to the Specification, an independent testing laboratory shall be appointed by the Buyer, provided such laboratory (i) is located outside Russia and the U.S., and (ii) will use testing methods similar to those used by the Seller, additionally, the Seller must provide these testing methods to such independent testing laboratory. If results obtained by such independent laboratory conform to the Specification, the Non-conforming DZ must be accepted by the Buyer as fully conforming to the Specification and all testing expenses incurred shall be paid by the Buyer. Otherwise, the measures specified above shall apply with respect to such non-conforming DZ and all testing expenses incurred shall be paid by the Seller.

9.4. On the Buyer's request the Seller shall endeavor improvement of technical parameters of DZ products. The Buyer will attempt to help the Seller to obtain necessary materials, samples and consulting services as requested by the Seller.
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                                                     Contract 08843672/70034-02D
                                                                    page 9 of 16

10.  PACKAGING

10.1. The Basic Product shall be packaged as follows: (i) maximum of 1000 grams of the Basic Product in each of heat-sealed, double walled (thick) polyethylene bags (ii) maximum of 16 bags or 16000 grams of the Basic Product shall be placed inside of a large polyethylene bag which is then placed in a strong wooden box free of bark and free from apparent live plant pests and suitable for export shipment.

10.2. Weight error of packed Basic Product on a dry basis shall be +/- 1%. The packaging material in contact with the Basic Product shall be polyethylene or equivalent material free of halides or sulfur. The seal shall prevent dusting of the Product on the outside of the package. The Basic Product shall be shipped in boxes not exceeding 22 kg gross weight and shall meet air carrier's regulations.

10.3. The packing requirements for other DZ products shall be either incorporated into the corresponding Specifications or issued as separate addendum to the Contract.


11.   DISPOSITION OF THE SECONDARY MATERIAL

11.1. For the duration of this Contract, the Buyer can issue any instructions regarding Secondary Material or any part thereof, ownership for which will remain with the Buyer in accordance with the section 14.3 of this Contract until the following instructions are property documented by the Parties:

        (i) "Deeper" processing of the Secondary Material, or any part thereof, by ECP and delivery to the Buyer of resulting zinc containing materials;
       (ii) Return of Secondary Material to the Buyer. All related and consequent expenses from such return of Secondary Material, including taxes will be paid by the Buyer.
      (iii) Transferring ownership to the Seller of Secondary Material or part thereof

      Specific terms for disposition of Secondary Material or any part thereof must be agreed to by a separate agreement, which must be discussed and concluded no later than 30 days from the issuance of an export permit for the corresponding DZ Batch. Should the Parties fail to conclude such agreement, then ownership of Secondary Material will be transferred to the Seller.

11.2. During the term of this Contract, Secondary Material must be stored at ECP at no charge to the Buyer.

11.3. Should the Buyer not issue any instruction listed in section 11.1. above for any part of the Secondary Material before the end of the Contract term, then its ownership will be automatically transferred to the Seller.


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                                                     Contract 08843672/70034-02D
                                                                   page 10 of 16

12.   PRICE AND PAYMENT

12.1. For the deliveries scheduled for 1997 calendar year, the Buyer shall pay to the Seller a Purchase Price of [*] of depleted zinc metal contained in the Basic Product, and a Purchase Price of [*] of depleted zinc metal contained in zinc oxide [*], the supply of which is subject to written agreement on the corresponding specification.

12.2. All payments to the Seller under this contract must be paid to TSE's bank account at AO CONVERSBANK (109172, Kotelnicheskaya 33 - 1, Moscow Russia telex 911591 CCB) through Bankers Trust Co. New York, NY, account of AO CONVERSBANK # 04-0984-462, for further credit to Moscow, account of AO Techsnabexport # 1253/2.

12.3. Should TSE change their bank, TSE must provide a 30 day advance notice to the Buyer.

12.4. The Buyer shall pay to the Seller the amount owed by wire transfer in immediately available funds, within [*] and against presentation by the Seller of the following documents:
         (I)    Commercial invoice in triplicate
         (II)   Air Waybill evidencing delivery
         (III)  Quality and quantity certificate
         (IV)   Packing list.

12.5. All banking expenses, payments and commissions related to performance of corresponding transactions under this contract on the territory of Russian Federation must be paid by TSE. All other banking expenses, payments and commissions must be made by the Buyer.

12.6. [*]

12.7. [*]

12.8. Should the Buyer refuse to accept delivery of any DZ Batch per agreed to schedule and quantities and the total amount of DZ delivered during that calendar

[*] Confidential Treatment Requested
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                                                     Contract 08843672/70034-02D
                                                                   page 11 of 16

     year will be less than nominally agreed to amounts, then the Seller has the right to issue the bill for the revised invoice. This invoice amount is calculated as [*] .

12.9. Price for each gram of Raw Material must be shown by the Buyer in the shipping documents required by the Seller for the customs clearance of the Raw Material.

12.10. The Purchase Price for DZ for 1998 and 1999 calendar years should be agreed to by the Parties as a result of good faith negotiations prior to November 30th of the preceding year. Among others, the following factors must be taken into account:

      .  Purchase Price for the previous year
      .  Change in the US Consumer Price Index
      .  Quantity scheduled for that year
         Competitive pricing, if known to Parties

      Should during the term of this Contract, either Party receive information on any negative developments in the market conditions, or on competitive activities, which may significantly affect fulfillment of this Party's obligations, then this Party should inform other Parties in order to initiate in a short time amicable and fair negotiations to prevent any possible negative consequences.

12.11. Should the Parties agree on the changes of the scope of work under this Contract and/or specification and prices for different DZ products are agreed to, then a separate agreement must be reached on the scope and the terms of such work.

13.       REPRESENTATION AND WARRANTIES.

13.1. The Seller hereby represents and warrants to the Buyer- that:

           (i) All DZ will be conveyed with good and marketable title thereto, free and clear of all liens, charges and encumbrances of any description.
           (ii) All DZ delivered to the Buyer will meet the applicable Specification in effect as of the date of delivery and will be in full conformity with corresponding Certificates of Quality and Quantity.

13.2.  The Buyer hereby represents and warrants to the Seller that:

     (i) All Raw Material will be conveyed with good and marketable title thereto, free and clear of all liens, charges and encumbrances of any description,
     (ii) All Raw Material delivered to the Seller is applicable for zinc conversion and depletion.

13.3. The express warranties set forth herein are exclusive, and no other warranties of any kind, whether statutory, written, oral or implied (including warranties of fitness for a particular purpose or merchantability), shall apply.

[*] Confidential Treatment Requested
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                                                     Contract 08843672/70034-02D
                                                                   page 12 of 16

14. PERMITS, TITLE, AND RISK OF LOSS

14 1. Each Party shall, at its own expense, be responsible for obtaining all approvals, authorizations, consents, licenses, and permits necessary to carry out its obligations hereunder, and to the extent necessary, the other Party shall cooperate as to the obtaining of such approvals, authorizations, consents, licenses, and permits.

14.2. Title to DZ as well as all risk of loss or damage to persons or property occasioned by DZ shall pass to the Buyer upon its delivery to the Buyer pursuant to Section 8.1.

14.3. Title to Raw Material and Secondary Material shall at all times remain with the Buyer. Risk of loss or damage to persons, or property occasioned by Raw Material shall pass to the Seller upon its delivery to the Seller pursuant to Section 7.1. Risk of loss or damage to persons or property occasioned by Secondary Material shall remain with the Seller until such Secondary Material is used in accordance with Articles 11.1 and 11.3.

15. CONSEQUENTIAL DAMAGES

Except as otherwise specifically set forth herein, in no event, whether under contract, tort (including negligence or strict liability), warranty, or otherwise, shall either party to this Contract be liable to the other party for any incidental or consequential damages of any nature arising out of or connected with or resulting from the performance of or failure to perform this Contract, including without limitation, loss of profits, loss of use of facilities, or costs of capital.


16. IMPEDIMENT TO PERFORMANCE (FORCE-MAJEURE)

16.l.   Either party shall be relieved of any liability for partial or complete non-performance or delay in performance of its obligations under this Contract, if such non-performance or delay in performance is caused by an impediment of any extraordinary nature that has arisen after the effective date of this Contract, and which impediment the party could neither reasonably have foreseen nor could have prevented through reasonable measures and could not reasonably have been expected to take into account at the, time this Contract came into force. The party whose performance is affected shall use all reasonable efforts to avoid or minimize the consequences of such impediment and shall continue its obligations hereunder after the cause for such impediment has ceased to exist.

16.2. A party will not be relieved of its liability for PARTIAL OR COMPLETE NON-PERFORMANCE OR DELAY IN PERFORMANCE OF ITS OBLIGATIONS TO THE EXTENT THAT SUCH NONPERFORMANCE OR DELAY IN PERFORMANCE IS CAUSED BY ITS OWN ACTION, FAULTS OR NEGLIGENCE.


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                                                     Contract 08843672/70034-02D
                                                                   page 13 of 16


16.3. With the beginning (and cessation) of any such impediment, a party shall without delay notify the other party in writing. Such notification must inform the other party of the nature of the impediment and, where possible, its influence on the capability of performance by the party of its obligations hereunder, as well as the expected duration of such non-performance or delay in performance of its obligations. If a party fails to provide such notification within a reasonable period of time after it learned or should have learned of the beginning (and cessation) of such impediment, it shall be liable for any damages caused by untimely notification or failure to notify.

16.4. A party shall, within a reasonable period of time, provide to the other party, at its request, a certificate of a Chamber of Commerce (or Chamber of Commerce and Industry), or other similar competent authority or organization of the respective country, certifying the beginning (and cessation) of any such impediment.

16.5. In the event of such an impediment, the time period for the performance by the parties of their obligations under this Contract shall be extended correspondingly for a period during which any such impediment and its consequences last.

16.6. Where any such impediment and its consequences remain effective for more than ninety (90) days or at the beginning of such impediment it becomes clear that it and its consequences will be effective in excess of ninety
     (90) days, the other party is entitled, at its option, to terminate, at no cost, any obligations under this Contract, the performance of which is prevented for such period of time by such impediment. Notification of such termination must be provided to the impeded party prior to commencement of performance or resumption of performance of such obligation(s) under this Contract after removal of such impediment which caused non-performance or delay in performance of such obligation(s).

16.7. In case of any such termination, neither party is entitled to claim damages from the other party, except for any payments due to the Buyer for Raw Material delivered to the Seller and except for any damages which are related solely to untimely notification or failure to notify of the beginning (and cessation) of such impediment. However, each party may demand from the other party return (in whole or in part) of that which has been delivered or paid by it under this Contract without receiving due consideration as provided for pursuant to the terms of this Contract. In case of any such termination, return of any Raw Material or payment shall be effected by an equitable arrangement, as both partics shall at such time agree. The return shall be effected at the expense of the party to whom any such material is being returned. Where it is impossible to return Raw Material in essentially the same condition as received, the respective party must pay the other party the price of such Raw Material, with exception of extraordinary conditions listed in the section 16.1.

                                                     Contract 08843672/70034-02D
                                                                   page 14 of 16

17.     NOTICES

17.1. Any notice, invoice, or other written communication required or permitted to be given hereunder shall be in writing and either be delivered personally to the party to whom it is directed or sent by facsimile and shall be effective on the day of receipt of the notice if received during normal business hours of the addressee, and if not received during such normal business hours, then on the first business day of the addressee after such receipt.

17.2. The addresses of the parties to which all such notices shall be forwarded are as follows:

         to the Seller:

         if to TSE     A/O Techsnabexport
                       Staromonetnyj per. 26
                       Moscow, Russian Federation, 1091 80
                       Attention:   Director, Uranservice
                       Facsimile:  (7-095) 233-2412

         if to ECP:    Electrochemical Plant,
                       Zelenogorsk, Krasnoyarsky Krai
                       Attention, General Director
                       Facsimile:  (7-39169) 212-62

         to the Buyer:  ISONICS Corporation
                        4010 Moorpark Ave., San Jose CA 95117
                        Attention:  Director- Quality Programs
                        Facsimile:  (408) 260-2110

18. ASSIGNMENT

18. 1. Neither party may assign any of its rights or obligations under this Contract without the prior written consent of the other party, which consent shall not unreasonably be withheld; provided, however, that either party may assign any of its rights or delegate its obligations hereunder without such consent to its parent company, its affiliates, the Producer, or any party providing financing. No such assignment or delegation shall relieve the assignor from any of its obligations hereunder.

18.2. This Contract shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

19. CONFIDENTIALITY

The parties shall treat this Contract as confidential, and neither party shall disclose its contents without the prior written consent of the other party to any person, except to its affiliates, legal advisors, auditors, or financing sources.

                                                     Contract 08843672/70034-02D
                                                                   page 15 of 16

     If disclosure is required to comply with the laws or regulations of a government or government agency or by a court having jurisdiction over one of the parties, such party may so disclose notwithstanding the foregoing upon prior notice to the other party.

20.  GOVERNING LAW AND ARBITRATION

20.1. The present Contract shall to the exclusion of United States (or any specific State of the United States) or Russian law be governed by the substantive law of Sweden.

20.2. The Parties shall endeavor to settle any dispute arising from the execution of or in connection with this Contract amicably by friendly negotiation.

20.3. In the event that either Party declares by written notice after a period of 60 days from the date of the first written notice specifying such dispute, that a resolution cannot be reached, any dispute, controversy or claim arising out of or relating to this Contract or the breach, termination or invalidity thereof, shall be exclusively settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce as in force at that time.

20.4. The place of arbitration shall be Stockholm, Sweden and the hearings shall be conducted, and all evidence presented, in the English language.

20.5. The arbitration award is final and binding upon the Parties. The arbitration fee shall be borne by the losing Party, except as otherwise provided in the arbitration award.

21. GENERAL TERMS

21.1. If any provision in this Contract shall be held to be invalid or unenforceable, the remaining portions shall remain in effect. In the event such invalid or unenforceable provision is considered an essential element of this Contract, the Parties shall promptly negotiate a replacement provision.

21.2. No waiver of the terms and conditions of this Contract, or the failure of either Party strictly to enforce any such term or condition on one or more occasions shall be construed as a waiver of the same or of any other term or condition of this Contract on any other occasion.

21.3. The relationship between the Buyer and the Seller is that of independent contractors. The Buyer and the Seller are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no other relationship to each other than independent contracting parties.

21.4.  The Parties agree that time is of the essence in this Contract.

                                                     Contract 08843672/70034-02D
                                                                   page 16 OF 16

21.5. The terms and conditions contained in this Contract supersede all prior oral or written understandings between the Parties with respect to the subject matter thereof and constitute the entire agreement of the Parties with respect to such subject matter. Such terms and conditions shall not be modified or amended except by a writing signed by authorized representatives of both parties.

     IN WITNESS THEREOF the Parties executed the present Contract in three counterparts in English and Russian, both text being authentic. In case of any inconsistence between English and Russian versions the English should control.



     FOR AND BEHALF OF                 FOR AND BEHALF OF
     ELECTROCHEMICAL PLANT             ISONICS CORPORATION


     By:  _____________________        By:  _______________________

     Name:  ___________________        Name:  _____________________

     Title:  __________________        Title:  ____________________


     FOR AND ON BEHALF OF
     TECHSNABEXPORT CO., LTD.

     By:  __________________________

     Name:  ________________________

     Title:  _______________________


     By:  __________________________

     Name:  ________________________

     Title:  _______________________

                              SPECIFICATION NO. 01
                       TO CONTRACT NO. 08843672/70034-02D
                      FOR ZINC OXIDE IN THE FORM OF POWDER

1. GENERAL DESCRIPTION:

The material specified herein is zinc oxide (DZ oxide), with a reduced content of isotope Zn-64 and consisting of particles which are generally equiaxed in shape when viewed under 1000X magnification.


2. QUALITY CHARACTERISTICS:

Characteristic                  Value                        Method of measurement
---------------------------------------------------------------------------------------------
[*]                             [*]                               [*]


[*] Confidential Treatment Requested

3.  MATERIAL BALANCE:
[*]




FOR AND ON BEHALF OF                     FOR AND ON BEHALF OF
ELECTROCEHMICAL PLANT                    ISONICS CORPORATION

By:  ________________________            By: ____________________

Name:  ______________________            Name: __________________

Title:  _____________________            Title: _________________


FOR AND BEHALF OF
TECHSNABEXPORT CO., LTD.

By:  ________________________

Name:  ______________________

Title:  _____________________


By:  ________________________

Name:  ______________________

Title:  _____________________


[*] Confidential Treatment Requested